                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         In connection with the accompanying Quarterly Report on Form 10-QSB of North Bancorp, Inc. (the "Registrant") for the quarter ended September 30, 2003 (the "Report"), each of the undersigned hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our respective knowledge and belief, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                          NORTH BANCORP, INC.


Dated: November 14, 2003                  By:  /s/ William A Kirsten
                                             -----------------------------------
                                             William A. Kirsten
                                             President and Chief Executive
                                             Officer


                                          By:  /s/ Susan A. Norris
                                             -----------------------------------
                                             Susan A Norris
                                             Vice President and Chief Financial
                                             Officer




                                    Page 27